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                                                                   EXHIBIT 10.17

             10TH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT

                                  (And Waiver)

         THIS DOCUMENT is entered into as of June 30, 1995, between LOMAS MORTGAGE USA, INC., a Connecticut corporation (the "COMPANY"), the banks listed on the signature pages below ("LENDERS"), BANK ONE, TEXAS, N.A., as Administrative Agent (in that capacity "ADMINISTRATIVE AGENT"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Syndication Agent (together with Administrative Agent, "AGENTS").

         The Company, Lenders, and Agents have entered into the Restated Loan and Security Agreement (as amended through the date of this amendment and as further renewed, extended, amended, and restated, the "LOAN AGREEMENT") dated as of July 8, 1993, providing for revolving loans to the Company. The Company has notified Agents and Lenders that it is not in compliance with the financial covenants in SECTIONS 7.2(A), 7.2(C), and 7.4 of the Loan Agreement as of May 31, 1995 (the "SUBJECT DEFAULTS"). The Company has requested that Lenders waive the Subject Defaults, which Lenders have agreed to do subject to and upon the terms and conditions of this document. To induce Lenders to waive the Subject Defaults, the Company has agreed to those terms and conditions. Accordingly, for adequate and sufficient consideration, the parties agree as follows:

         1. CERTAIN DEFINITIONS. Unless otherwise specified in this document (a) all terms defined in the Loan Agreement have the same meanings when used in this document and (b) all references to "Sections" are references to the Loan Agreement's sections.

         2.      AMENDMENTS.  Effective as of the dates indicated:

                 (a) Effective as of the date of this document, the following term in SECTION 1.1 is entirely amended as follows:

                          "OBLIGATIONS" mean all present and future
                 indebtedness, obligations, and liabilities of the Company to Agents or to Lenders or to both, and all renewals and extensions thereof or any part thereof, arising pursuant to this agreement, any other Loan Paper, the Servicing Facility, or any "LOAN PAPER" under the Servicing Facility, and all interest accrued thereon, and reasonable attorneys' fees and other costs incurred in the drafting, negotiation, enforcement, or collection thereof, or any amendment, waiver, restructuring, or any matter related thereto, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

                 (b)      Effective as of June 22, 1995, the following terms in
         SECTION 1.1 are entirely amended as follows:

                          "COVERED RATE" means a 2.50% annual interest rate.

                          "DEFAULT RATE" means for any day, an annual rate of
                 interest equal from day to day to the lesser of EITHER (a) the Base Rate plus 5.25% OR (b) the Maximum Rate.

                          "FEDERAL-FUNDS RATE" means, for any day, the annual
                 interest rate equal to the SUM of (a) 2.50% PLUS (b) an annual interest rate (rounded upwards, if necessary, to the nearest 0.01%) determined by Administrative Agent to be equal to EITHER (i) the
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                 weighted average of the rates on overnight federal-funds
                 transactions with members of the Federal Reserve System arranged by federal-funds brokers for that day (or, if not a Business Day, for the preceding Business Day) as set forth in the Federal Reserve Statistical Release published by the Board of Governors of the Federal Reserve System applicable for that day, OR (ii) if not so published for any Business Day, the average quotations for that day on those transactions received by Administrative Agent from three federal-funds brokers of recognized standing selected by it.

                          "SWING BORROWING," "SWING COMMITMENT," "SWING NOTES,"
                 and "SWING PERCENTAGE" are entirely deleted.

                          "TERMINATION DATE" means, for the purposes of:

                                  (a)      Lenders' Commitments or any other
                          agreements or obligations to extend credit under the Loan Papers, the earlier of EITHER (i) July 31, 1995, OR (b) the date that all Lenders' Commitments and any other agreements or obligations to extend credit under the Loan Papers terminate or are cancelled under this agreement; and

                                  (b)      The final maturity of the Ratable
                          Notes, September 30, 1995.

                          "WET SUBLIMIT", at any time, means 5% of the total
                 Commitments as of June 23, 1995, and 0% of the total Commitments as of June 28, 1995.

                 (c) Effective as of June 22, 1995 (i) Administrative Agent has terminated its commitment to extend Swing Borrowings, (ii) the Principal Debt of all Swing Borrowings, and interest on that Principal Debt, is immediately due and payable, (iii) all references in the Loan Agreement to Swing Borrowings, Swing Commitments, Swing Notes, and Swing Percentage are deleted, and (iv) SECTION 2.2(C) is entirely amended as follows:

                          (c)      [INTENTIONALLY BLANK].

                 (d)      Effective as of the date of this document, SECTION
         7.2 is entirely amended as follows:

                          7.2 Leverage Ratios. Directly or indirectly create, incur, or suffer to exist:

                                  (a)      Any Debt if, after giving effect
                 thereto and to any simultaneous retirement of other Debt, the Company's consolidated Debt (OTHER THAN Excepted Debt) would exceed EITHER 270% of the Company's Consolidated Net Worth OR, after the Company adopts Financial Accounting Standards Board Statement Nos. 121 and 122 (if ever), 420% of the Company's Consolidated Net Worth;

                                  (b)      [INTENTIONALLY BLANK]; or

                                  (c)      [INTENTIONALLY BLANK].





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                 (e)      Effective as of the date of this document, SECTION
         7.3(B)(I) is entirely amended as follows:

                          (i) $3,800,000 as reduced by the outstanding
                 principal of any advances or loans (at any date of determination) by the Company or any of its Subsidiaries to Lomas Financial Corporation permitted under SECTION 7.8(E),

                 (f)      Effective as of the date of this document, SECTION
         7.4 is entirely amended as follows:

                          7.4     Consolidated Net Worth.  Permit its
                 Consolidated Net Worth to be less than the greater of EITHER
                 (i) the amount required by FHA, FHLMC, FNMA, VA, and GNMA at any and all times for maintaining the Company's status as an approved mortgagee, seller/servicer, or issuer, OR (ii) EITHER $140,000,000 OR, after the Company adopts Financial Accounting Standards Board Statement Nos. 121 and 122 (if ever), $85,000,000.

                 (g) Effective as of the date of this document, SECTION 7.8(E) is entirely amended as follows:

                          (e) While no Potential Default or Default exists, loans or advances to Lomas Financial Corporation by the Company or any of its Subsidiaries that never exceed a total of $3,800,000 principal and that were loaned or advanced before May 31, 1995 -- as that amount is reduced by any dividends made to Lomas Financial Corporation on or after December 31, 1994;

                 (h) Effective as of the date of this document, SECTIONS 8.1(H) and (I) are entirely amended as follows:

                          (h) Either the Company or Lomas Financial Corporation or both shall (i) execute an assignment for the benefit of creditors; or (ii) become or be adjudicated bankrupt or insolvent; or (iii) admit in writing its respective inability to pay its respective debts generally as they become due; or (iv) apply for or consent to the appointment of a conservator, receiver, trustee, or liquidator of it or of all or a substantial part of its respective Property; or (v) file a voluntary petition seeking reorganization or an arrangement with creditors or to take advantage or seek any relief under any bankruptcy, insolvency, or other similar Law; or (vi) file an answer admitting the material allegations of, or consenting to, or default in, a petition filed against it in any proceedings under any bankruptcy, insolvency, or other similar Law; or (vii) institute, or voluntarily be or become a party to, any other judicial proceedings intended to effect a discharge of its respective Debts, obligations, liabilities, or indebtedness, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the rights of the Lenders granted in the Loan Papers.

                          (i) If (A) an order, judgment, or decree shall be entered by any Tribunal approving a petition seeking reorganization of either the Company or Lomas Financial Corporation or both or appointing a conservator, receiver, trustee, or liquidator for either the Company or Lomas Financial Corporation or both or all or any substantial part of its respective Property, or (B) a petition is filed against the Company or Lomas Financial Corporation or both seeking reorganization, an arrangement with creditors,





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                 or any other relief under any bankruptcy, insolvency, or other similar Law and such petition is not discharged within 60 days after the filing thereof.

                 (i) Effective as of the date of this document, Sections 8.2(A), (B) and (C) are entirely amended as follows:

                          (a) Upon the occurrence of a Default described in SECTIONS 8.1(H) or (I) in respect of the Company (but not Lomas Financial Corporation), the Lenders' Commitments to lend under this agreement shall be terminated and the outstanding Principal Debt, and the accrued and unpaid interest thereon, and the other Obligations shall automatically become due and payable, without presentment, demand, protest, notice of protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate, or other notice of any kind, all of which are expressly waived by the Company.

                          (b) Upon the occurrence of a Default -- EXCLUDING those described in SECTIONS 8.1(H) and (I) as they relate to the Company but INCLUDING those described in those two sections as they relate to Lomas Financial Corporation -- and regardless of whether any other Lender has, or other Lenders have, waived such Default as to itself, any Lender may terminate its Commitment to lend under this agreement and reduce any claim in respect of its Note to judgment.

                          (c) Upon the occurrence of a Default -- EXCLUDING those described in SECTIONS 8.1(H) and (I) as they relate to the Company but INCLUDING those described in those two sections as they relate to Lomas Financial Corporation -- Agents shall, upon the direction of the Determining Lenders, declare the Principal Debt, and the accrued and unpaid interest thereon, plus all other Obligations of the Company to Agents and the Lenders, or any part thereof, to be immediately due and payable, whereupon they shall be due and payable, and the commitments of Lenders to lend under this agreement shall be automatically terminated.

         3. WAIVER. Upon the Company's request and effective as of May 31, 1995, Lenders waive the Subject Defaults for the period ending May 31, 1995, and the ensuing period through the date of this document, which waiver is not a waiver of any other existing or future Defaults or Potential Defaults or of either Agent's or any Lender's rights to otherwise insist upon compliance by the Company with each Loan Paper.

         4. CONDITIONS PRECEDENT. The foregoing amendments and waiver are not effective unless and until the following conditions precedent are satisfied:

                 (a) Administrative Agent receives counterparts of this document executed by the Company, both Agents, and every Lender.

                 (b) Payment to Agent of all Principal Debt of Swing Borrowings and interest accrued thereon that are outstanding, if any, as of the date of this document.

                 (c) The 14th Amendment to Servicing Payments Loan and Security Agreement dated the date of this document, between the Company, Agents, and Lenders in respect of the Servicing Facility is fully executed and delivered by those parties and all of the conditions precedent to its effectiveness have been satisfied.





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                 (d)      All of the representations and warranties in this
         document and each of the other Loan Papers are true and correct as of -- as if made on -- the date of this document.

                 (e) The Company pays to Administrative Agent for the account of each Lender -- in respect of this document and the document referred to in CLAUSE (B) above -- a $15,000 amendment and waiver fee for each Lender.

                 (f) Payment to or on behalf of each Agent and every Lender all of the fees and expenses required to be paid by the Company under PARAGRAPH 7 below and which have been invoiced to the Company and remain unpaid as of the date of this document.

         5. RATIFICATIONS. This document modifies and supersedes all inconsistent terms and provisions of the other Loan Papers. Except as expressly modified and superseded by this document, the terms and provisions of the other Loan Papers are ratified and confirmed and continue in full force and effect. The Company, all Lenders, and Agents agree that the Loan Papers, as amended by this document, continue to be legal, valid, binding, and enforceable in accordance with their respective terms. The Company ratifies and confirms that all Liens granted to Agents, on behalf of Lenders, were intended to, do, and continue to secure the full payment and performance of the Obligations, as that term is amended in this document. The Company shall perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents as either Agent or any Lender may reasonably request in order to perfect and protect such Liens and preserve and protect the rights of Agents and Lenders in respect of all present and future Collateral.

          6. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to Lenders and Agents that (a) this document and the other Loan Papers to be delivered under this document have been duly authorized, executed, and delivered by the Company, (b) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Company of this document and those other Loan Papers (c) this document and those other Loan Papers are valid and binding upon the Company and are enforceable against the Company in accordance with their respective terms, except as limited by the Bankruptcy Code of the United States of America and all other similar Laws affecting the rights of creditors generally, (d) the execution, delivery, and performance by the Company of this document and those other Loan Papers do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreement, or understanding to which the Company is a party or by which the Company is bound, (e) the representations and warranties in the Loan Agreement, as amended by this document, and each other Loan Paper are true and correct in all material respects on and as of the date of this document as though made as of the date of this document, and (f) as of the date of this document, no Default or Potential Default (other than the Subject Defaults that are waived by this document) exists.

         7. EXPENSES. The Company shall pay (a) all reasonable legal fees and expenses incurred by either or both Agents and by every Lender in connection with the Subject Defaults, any consultation in respect of the Subject Defaults and the rights of Agents and Lenders in connection with the Subject Defaults, and the preparation, negotiation, execution of this document and the other Loan Papers, (b) all reasonable legal fees incurred by Agents and Lenders in connection with any amendments, consents, waivers, or approvals executed in connection with this Loan Agreement and other Loan Papers, (c) all fees, charges or taxes for the recording or filing of financing statements and other security instruments, (d) all other reasonable out-of-pocket expenses of Agents and Lenders in connection with the preparation, negotiation, execution of this document and the other Loan Papers, including courier expenses incurred in connection with the Mortgage Collateral, and (e) all amounts expended, advanced or incurred by Agents or any Lender to satisfy any obligation of the Company





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under this document or any of the other Loan Papers or to collect Notes, or to enforce the rights of Agents or any Lender under this document or any of the other Loan Papers, which amounts shall include all court costs, attorneys' fees (including, without limitation, for trial, appeal, other proceedings, and otherwise in connection with the administration of this document), fees of auditors and accountants, and investigation expenses reasonably incurred by Agents and Lenders in connection with any such matters. To the extent that either Agent or any Lender pays all or any part of the items specified in CLAUSES (A) through (E) above, such payments, together with interest thereon at the post-maturity rate specified in the Note of that Agent or that Lender, as applicable, shall be included in the Obligations. In addition, the Company agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this document, the Notes and the other Loan Papers, and agrees to save Agents and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         8. RELEASE. To the fullest extent lawful, the Company gives this release to induce Lenders to enter into this document. THE COMPANY RELEASES, RELINQUISHES, AND FOREVER DISCHARGES -- AND FOREVER WAIVES AND RELEASES AND RIGHT OR POWER TO BRING ANY CLAIM OR CAUSE OF ACTION IN RESPECT OF -- EVERY PRESENT AND FUTURE KNOWN AND UNKNOWN CLAIM, DEMAND, ACTION, AND CAUSE OF ACTION OF ANY KIND OR CHARACTER THAT THE COMPANY MAY HAVE AGAINST EITHER AGENT, ANY LENDER, OR THEIR RESPECTIVE SUCCESSORS, ASSIGNS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, OR REPRESENTATIVES IN ANY WAY RELATED TO ANY TRANSACTION THAT HAS ANY CONNECTION WITH ANY LOAN PAPER AND THAT OCCURRED BEFORE THE DATE OF THIS DOCUMENT. THE FOREGOING RELEASE APPLIES, WITHOUT LIMITATION, TO ANY ACTIONS OR OMISSIONS, BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF CONFIDENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS OR WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY, OR CHARGING, COLLECTING, OR RECEIVING USURIOUS INTEREST.

         9. REFERENCES. All references in the Loan Papers to the "Loan Agreement" refer to the Loan Agreement as amended by this document. Because this document is a "Loan Paper" referred to in the Loan Agreement, then the provisions relating to Loan Papers in SECTIONS 1 and 10 are incorporated in this document by reference, the same as if included in this document verbatim.

         10. COUNTERPARTS. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document.

         11. PARTIES BOUND. This document binds and inures to the Company, Agents, each Lender, and (subject to SECTION 10.10) their respective successors and assigns.

         12. ENTIRETY. THIS DOCUMENT, THE LOAN AGREEMENT AS AMENDED BY IT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.





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EXECUTED on June  30, 1995, but effective as provided in this document.

1600 Viceroy Dr., 4th Floor                        LOMAS MORTGAGE USA, INC., as the Company
Dallas, Texas  75235
Attn:    Robert R. Denton,
         Executive Vice President
                                                   By       /s/ PAUL D. FLETCHER
                                                            -------------------------------------------------------------
Telecopy: 214/879-7018                                      Paul D. Fletcher, Senior Vice President


Mortgage Finance Group                             BANK ONE, TEXAS, N.A.,
1717 Main Street, 4th Floor                          as Administrative Agent and a Lender
Dallas, Texas  75201
Attn:    Kathleen C. Stewart,
         Vice President
Telecopy: 214/290-2275                             By       /s/ KATHLEEN C. STEWART
                                                            -------------------------------------------------------------
                                                            Kathleen C. Stewart, Vice President


717 Travis Street - 7-TCB-S56                      TEXAS COMMERCE BANK NATIONAL
Houston, Texas  77002                                ASSOCIATION, as Syndication Agent and a Lender
Attn:    Carlotta M. Hudler,
         Vice President
Telecopy: 713/216-2082                             By       /s/ CARLOTTA M. HUDLER
                                                            -------------------------------------------------------------
                                                            Carlotta M. Hudler, Vice President


First Bank Place, 2nd Floor MPFP0801               FIRST BANK NATIONAL ASSOCIATION,
601 Second Avenue South                              as a Lender
Minneapolis, Minnesota  55402-4302
Attn:    Kathlyn K. Slater,
         Vice President
Telecopy: 612/973-0826
                                                   By       /s/ KATHLYN K. SLATER
                                                            -------------------------------------------------------------
                                                            Kathlyn K. Slater, Vice President


8333 Douglas Avenue                                GUARANTY FEDERAL BANK, F.S.B.,
Dallas, Texas  75255                                 as a Lender
Attn:    Abbie Y. Tidmore,
         Vice President
Telecopy: 214/360-1660
                                                   By       /s/ ABBIE Y. TIDMORE
                                                            -------------------------------------------------------------
                                                            Abbie Y. Tidmore, Vice President





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